EXHIBIT A

                            STOCK PURCHASE AGREEMENT

           THIS STOCK PURCHASE AGREEMENT (this "AGREEMENT") is entered into on July 16, 2004 (the "EFFECTIVE DATE"), by and among the individuals listed on EXHIBIT A hereto under the heading "Sellers" (each, a "SELLER" and collectively, the "SELLERS") and the entities listed on EXHIBIT A hereto under the heading "Purchasers" (each, a "PURCHASER" and collectively, the "PURCHASERS").

                                    RECITALS

           WHEREAS, the Sellers desire to sell to the Purchasers, and the Purchasers desire to purchase from the Sellers, an aggregate of 28,757 shares of Common Stock, par value $1.00 per share (the "SHARES") of Franklin Capital Corporation, a Delaware corporation (the "COMPANY"), on the terms and conditions set forth herein.

           NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                                    AGREEMENT

           1. PURCHASE AND SALE OF THE SHARES.

                1.1 CLOSING. At the Closing (as defined below), each Seller shall sell to the appropriate Purchasers, and each Purchaser shall purchase from the appropriate Sellers, that number of Shares set forth opposite each such Seller's and Purchaser's name on EXHIBIT B hereto, at a price of $4.32 per share (the "PURCHASE PRICE"). The closing of the sale and purchase of the Shares pursuant to the terms and conditions of this Agreement (the "CLOSING") shall occur at 2:00 p.m. California time on the Effective Date, at the offices of Paul, Hastings, Janofsky & Walker LLP, 3579 Valley Centre Drive, San Diego, CA 92130, or at such other time or place as the parties may mutually agree.

                1.2 DELIVERIES AT CLOSING. At the Closing: (i) each Purchaser shall deliver to each appropriate Seller, by wire transfer of immediately available funds to such Seller's account (as designated by such Seller), the amount of the aggregate Purchase Price for the Shares being purchased by such Purchaser from such Seller, as set forth on EXHIBIT B hereto; (ii) each Seller shall deliver to ChaseMellon Shareholder Services, L.L.C., as transfer agent for the Shares (the "TRANSFER AGENT"), the original stock certificate(s) representing the Shares being sold by such Seller; and (iii) the Sellers shall deliver to the Transfer Agent (a) a stock power in the form attached hereto as EXHIBIT C, executed by each of the Sellers in favor of the appropriate Purchasers and (b) a letter in the form attached hereto as EXHIBIT D, executed by each of the Sellers, instructing the Transfer Agent to transfer the Shares standing in the name of each Seller on the books of the Company to the appropriate Purchasers. As soon as practicable following the Closing, the Transfer Agent shall deliver to each of the Purchasers one or more stock certificate(s) representing the Shares purchased by each such Purchaser.

           2. REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS. In connection with the Purchasers' purchase of Shares pursuant to this Agreement, each Purchaser, severally and not jointly, represents and warrants to the Sellers that: (i) such Purchaser is an accredited investor within the meaning of Regulation D under the Securities Act of 1933, as amended; (ii) such Purchaser has all requisite legal power and authority to execute and deliver this Agreement and to perform such Purchaser's obligations hereunder; and (iii) this Agreement constitutes the valid and binding obligation of such Purchaser.

           3. REPRESENTATIONS AND WARRANTIES OF THE SELLERS. In connection with such Seller's sale of Shares pursuant to this Agreement, each Seller, severally and not jointly, represents and warrants to the appropriate Purchasers (as set forth on EXHIBIT B hereto) that: (i) such Seller has, and upon the Closing, will transfer to such Purchasers, good and valid title to that number of Shares listed opposite such Seller's name on EXHIBIT B hereto, free and clear of all liens, encumbrances, equities or claims other than restrictions arising under securities laws; (ii) such Seller has all requisite legal power and authority to execute and deliver this Agreement and to perform such Seller's obligations hereunder; and (iii) this Agreement constitutes the valid and binding obligation of such Seller.

           4. MISCELLANEOUS.

                4.1 GOVERNING LAW. This Agreement shall be governed in all respects by the laws of the State of Delaware as such laws are applied to agreements between Delaware residents entered into and performed entirely in Delaware.

                4.2 SEVERABILITY. In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                4.3 AMENDMENT AND WAIVER. This Agreement may be amended or modified only upon the written consent of the Sellers and the Purchasers.

                4.4 ENTIRE AGREEMENT. This Agreement, together with that certain letter agreement among the parties hereto dated as of July 16, 2004, constitute the full and entire understanding and agreement between the parties with regard to the subject matter hereof.

                4.5 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

           IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Effective Date.



SELLERS:                                                    PURCHASERS:

                                                            FIRST  TENNESSEE  BANK,  NATIONAL  ASSOCIATION,
                                                            ACCOUNT  CO-TRUSTEE LYNNETTE  T.  MORRIS  TRUST
                                                            FBO  MELANIE  MORRIS   GLAZER,   CREATED
                                                            12/15/99, ACCOUNT NO. 5001052


 /s/ Stephen L. Brown                                       By:  /s/ Milton C. Ault III
--------------------------------------                           --------------------------------------
STEPHEN L. BROWN                                                 Milton C. Ault III
                                                                 Investment Adviser


                                                            ZEALOUS PARTNERS, LLC


 /s/ Spencer L. Brown                                       By:   /s/  Milton C. Ault III
--------------------------------------                          --------------------------------------
SPENCER L. BROWN                                                Milton C. Ault III
                                                                Investment Adviser



                                                            ZEALOUS TRADING PARTNERS, LP


/s/ Spencer L. Brown                                       By:  /s/ Milton C. Ault III
--------------------------------------                          --------------------------------------
SPENCER L. BROWN U/G/M MAGGIE L. BROWN                             Milton C. Ault III
                                                                   Investment Adviser


                                                            ZODIAC INVESTMENTS, L.P.


                                                            By:   /s/ Milton C. Ault III
                                                                 --------------------------------------
                                                                  Milton C. Ault III
                                                                  Investment Adviser


                                                            MILTON C. AULT III AND  KRISTINE  LOUISE  LARSON
                                                            JOINT  ACCOUNT WITH RIGHT OF SURVIVORSHIP

                                                            By:  /s/ Milton C. Ault III
                                                                --------------------------------
                                                                Milton C. Ault III
                                                                Investment Adviser

                                    EXHIBIT A

SELLERS:

Stephen L. Brown

Spencer L. Brown

Maggie L. Brown


PURCHASERS:

First Tennessee Bank, National Association, Account Co-Trustee Lynnette T. Morris Trust FBO Melanie Morris Glazer, Created 12/15/99, Account No. 5001052

Zealous Partners, LLC

Zealous Trading Partners, LP

Zodiac Investments, L.P.

Milton C. Ault III and Kristine Louise Larson Joint Account with Right of Survivorship

                                    EXHIBIT B


--------------------------- ------------------------------------------------------ ------------------------------ ------------------
           SELLER                                 PURCHASER                              NUMBER OF SHARES              AGGREGATE
                                                                                          SOLD/PURCHASED             PURCHASE PRICE
--------------------------- ------------------------------------------------------ ------------------------------ ------------------
Stephen L. Brown            First Tennessee Bank, National  Association,  Account                 12,134                 $52,418.88
                            Co-Trustee  Lynnette  T.  Morris  Trust  FBO  Melanie
                            Morris Glazer, Created 12/15/99, Account No. 5001052
--------------------------- ------------------------------------------------------ ------------------------------ ------------------
                            Zealous Partners, LLC                                                  5,042                 $21,781.44
--------------------------- ------------------------------------------------------ ------------------------------ ------------------
                            Zealous Trading Partners, L.P.                                         4,347                 $18,779.04
--------------------------- ------------------------------------------------------ ------------------------------ ------------------
                            Zodiac Investments, L.P.                                               2,608                 $11,266.56
--------------------------- ------------------------------------------------------ ------------------------------ ------------------
                            Milton  C.  Ault and  Kristine  Louise  Larson  Joint                    869                  $3,754.08
                            Account with Right of Survivorship
---------------------------------------------------------------------------------- ------------------------------ ------------------
                                                                        Subtotal:                 25,000                $108,000.00
--------------------------- ------------------------------------------------------ ------------------------------ ------------------
Spencer L. Brown            First Tennessee Bank, National  Association,  Account                    974                 $4,207.68
                            Co-Trustee  Lynnette  T.  Morris  Trust  FBO  Melanie
                            Morris Glazer, Created 12/15/99, Account No. 5001052
--------------------------- ------------------------------------------------------ ------------------------------ ------------------
                            Zealous Partners, LLC                                                    405                 $1,749.60
--------------------------- ------------------------------------------------------ ------------------------------ ------------------
                            Zealous Trading Partners, L.P.                                           349                 $1,507.68
--------------------------- ------------------------------------------------------ ------------------------------ ------------------
                            Zodiac Investments, L.P.                                                 209                   $902.88
--------------------------- ------------------------------------------------------ ------------------------------ ------------------
                            Milton  C.  Ault and  Kristine  Louise  Larson  Joint                     70                   $302.40
                            Account with Right of Survivorship
---------------------------------------------------------------------------------- ------------------------------ ------------------
                                                                        Subtotal:                  2,007                 $8,670.00
--------------------------- ------------------------------------------------------ ------------------------------ ------------------
Maggie L. Brown             First Tennessee Bank, National  Association,  Account                    849                 $3,667.68
                            Co-Trustee  Lynnette  T.  Morris  Trust  FBO  Melanie
                            Morris Glazer, Created 12/15/99, Account No. 5001052
--------------------------- ------------------------------------------------------ ------------------------------ ------------------
                            Zealous Partners, LLC                                                    353                 $1,524.96
--------------------------- ------------------------------------------------------ ------------------------------ ------------------
                            Zealous Trading Partners, L.P.                                           304                 $1,313.28
--------------------------- ------------------------------------------------------ ------------------------------ ------------------
                            Zodiac Investments, L.P.                                                 183                   $790.56
--------------------------- ------------------------------------------------------ ------------------------------ ------------------
                            Milton  C.  Ault and  Kristine  Louise  Larson  Joint                     61                   $263.52
                            Account with Right of Survivorship
---------------------------------------------------------------------------------- ------------------------------ ------------------
                                                                        Subtotal:                  1,750                  $7,560.00
---------------------------------------------------------------------------------- ------------------------------ ------------------
                                                                            TOTAL                 28,757                $124,230.24
---------------------------------------------------------------------------------- ------------------------------ ------------------

                                    EXHIBIT C

                                   STOCK POWER

           For value received, each of the undersigned parties (each, a "SELLER"), does hereby sell, assign and transfer unto each party listed opposite such Seller's name under the heading "Purchaser" on Schedule 1 hereto that number of shares of Common Stock, par value $1.00 (the "COMMON STOCK"), of FRANKLIN CAPITAL CORPORATION, a Delaware corporation (the "COMPANY"), indicated on Schedule 1 hereto and standing in the name of Seller on the books of the Company represented by the stock certificates herewith (as indicated on Schedule 1 hereto) and does hereby irrevocably constitute and appoint ChaseMellon Shareholder Services, L.L.C. as Seller's attorney to transfer such shares of Common Stock on the books of the Company with full power of substitution in the premises.

Dated:  July 16, 2004

                                 SELLERS:

                                  /s/ Stephen L. Brown
                                 -----------------------------------------------
                                 STEPHEN L. BROWN

                                  /s/ Spencer L. Brown
                                 -----------------------------------------------
                                 SPENCER L. BROWN

                                  /s/ Spencer L. Brown
                                 -----------------------------------------------
                                 SPENCER L. BROWN U/G/M MAGGIE L. BROWN

                                   SCHEDULE 1


------------------------ --------------------------------------------------------- ------------------------------ ------------------
           SELLER                               PURCHASER                              NUMBER OF SHARES TO BE      CERTIFICATE NOS.
                                                                                            TRANSFERRED
------------------------ --------------------------------------------------------- ------------------------------ ------------------
Stephen L. Brown         First  Tennessee  Bank,  National  Association,  Account                 12,134             CU 14569
                         Co-Trustee  Lynnette T. Morris Trust FBO Melanie  Morris                                    CU 14570
                         Glazer, Created 12/15/99, Account No. 5001052                                               CU 16108
------------------------ --------------------------------------------------------- ------------------------------ ------------------
                         Zealous Partners, LLC                                                     5,042
------------------------ --------------------------------------------------------- ------------------------------ ------------------
                         Zealous Trading Partners, L.P.                                            4,347
------------------------ --------------------------------------------------------- ------------------------------ ------------------
                         Zodiac Investments, L.P.                                                  2,608
------------------------ --------------------------------------------------------- ------------------------------ ------------------
                         Milton C. Ault and Kristine  Louise Larson Joint Account                    869
                         with Right of Survivorship
------------------------------------------------------------------------------------------------------------------------------------

------------------------ --------------------------------------------------------- ------------------------------ ------------------
Spencer L. Brown         First  Tennessee  Bank,  National  Association,  Account                    974             CU 14579
                         Co-Trustee  Lynnette T. Morris Trust FBO Melanie  Morris                                    CU 15558
                         Glazer, Created 12/15/99, Account No. 5001052
------------------------ --------------------------------------------------------- ------------------------------ ------------------
                         Zealous Partners, LLC                                                       405
------------------------ --------------------------------------------------------- ------------------------------ ------------------
                         Zealous Trading Partners, L.P.                                              349
------------------------ --------------------------------------------------------- ------------------------------ ------------------
                         Zodiac Investments, L.P.                                                    209
------------------------ --------------------------------------------------------- ------------------------------ ------------------
                         Milton C. Ault and Kristine  Louise Larson Joint Account                     70
                         with Right of Survivorship
------------------------------------------------------------------------------------------------------------------------------------

------------------------ --------------------------------------------------------- ------------------------------ ------------------
Maggie L. Brown          First  Tennessee  Bank,  National  Association,  Account                    849             CU 14608
                         Co-Trustee  Lynnette T. Morris Trust FBO Melanie  Morris                                    CU 15557
                         Glazer, Created 12/15/99, Account No. 5001052                                               CU 16113
------------------------ --------------------------------------------------------- ------------------------------ ------------------
                         Zealous Partners, LLC                                                       353
------------------------ --------------------------------------------------------- ------------------------------ ------------------
                         Zealous Trading Partners, L.P.                                              304
------------------------ --------------------------------------------------------- ------------------------------ ------------------
                         Zodiac Investments, L.P.                                                    183
------------------------ --------------------------------------------------------- ------------------------------ ------------------
                         Milton C. Ault and Kristine  Louise Larson Joint Account                     61
                         with Right of Survivorship
------------------------ --------------------------------------------------------- ------------------------------ ------------------

                                    EXHIBIT D

                      INSTRUCTION LETTER TO TRANSFER AGENT


July 16, 2004

ChaseMellon Shareholder Services, L.L.C.
Overpeck Centre
85 Challenger Road
Ridgefield Park, NJ 07660

RE:        TRANSFER OF SHARES OF FRANKLIN CAPITAL CORPORATION

Ladies and Gentlemen:

Reference is made to that certain Stock Purchase Agreement, dated as of the date hereof (the "PURCHASE AGREEMENT"), by and between the undersigned parties (each, a "SELLER" and collectively, the "SELLERS") and purchasers listed in the Purchase Agreement (the "PURCHASERS"). Pursuant to the Purchase Agreement, each undersigned Seller has agreed to transfer to Purchaser listed opposite such Seller's name under the heading "Purchaser" on Schedule 1 hereto that number of shares of Common Stock, par value $1.00 (the "SHARES"), of FRANKLIN CAPITAL CORPORATION, a Delaware corporation (the "COMPANY"), indicated on Schedule 1 hereto and standing in the name of the undersigned Seller on the books of the Company. A stock power for the contemplated transfer of the Shares by each of the Sellers to the appropriate Purchasers is also provided herewith. Accordingly, each of the undersigned Sellers hereby directs you to issue a certificate representing that number of Shares transferred to each appropriate Purchaser, in accordance with Schedule 1 hereto. In connection with such transfers, the Sellers further direct you that each new certificate evidencing Shares shall bear the following legend:

     THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

                                  Sincerely,




                                   /s/ Stephen L. Brown
                                  ----------------------------------------------
                                  STEPHEN L. BROWN

                                  /s/ Spencer L. Brown
                                  ----------------------------------------------
                                  SPENCER L. BROWN

                                  /s/ Spencer L. Brown
                                  ----------------------------------------------
                                  SPENCER L. BROWN U/G/M MAGGIE L. BROWN

                                   SCHEDULE 1

-------------------------- --------------------------------------------------------- ----------------------------- -----------------
           SELLER                                 PURCHASER                               NUMBER OF SHARES TO BE    CERTIFICATE NOS.
                                                                                             TRANSFERRED
-------------------------- --------------------------------------------------------- ----------------------------- -----------------
Stephen L. Brown           First  Tennessee  Bank,  National  Association,  Account                12,134             CU 14569
                           Co-Trustee  Lynnette T. Morris Trust FBO Melanie  Morris                                   CU 14570
                           Glazer, Created 12/15/99, Account No. 5001052                                              CU 16108
-------------------------- --------------------------------------------------------- ----------------------------- -----------------
                           Zealous Partners, LLC                                                    5,042
-------------------------- --------------------------------------------------------- ----------------------------- -----------------
                           Zealous Trading Partners, L.P.                                           4,347
-------------------------- --------------------------------------------------------- ----------------------------- -----------------
                           Zodiac Investments, L.P.                                                 2,608
-------------------------- --------------------------------------------------------- ----------------------------- -----------------
                           Milton C. Ault and Kristine  Louise Larson Joint Account                   869
                           with Right of Survivorship
------------------------------------------------------------------------------------------------------------------------------------

-------------------------- --------------------------------------------------------- ----------------------------- -----------------
Spencer L. Brown           First  Tennessee  Bank,  National  Association,  Account                   974             CU 14579
                           Co-Trustee  Lynnette T. Morris Trust FBO Melanie  Morris                                   CU 15558
                           Glazer, Created 12/15/99, Account No. 5001052
-------------------------- --------------------------------------------------------- ----------------------------- -----------------
                           Zealous Partners, LLC                                                      405
-------------------------- --------------------------------------------------------- ----------------------------- -----------------
                           Zealous Trading Partners, L.P.                                             349
-------------------------- --------------------------------------------------------- ----------------------------- -----------------
                           Zodiac Investments, L.P.                                                   209
-------------------------- --------------------------------------------------------- ----------------------------- -----------------
                           Milton C. Ault and Kristine  Louise Larson Joint Account                    70
                           with Right of Survivorship
------------------------------------------------------------------------------------------------------------------------------------

-------------------------- --------------------------------------------------------- ----------------------------- -----------------
Maggie L. Brown            First  Tennessee  Bank,  National  Association,  Account                   849             CU 14608
                           Co-Trustee  Lynnette T. Morris Trust FBO Melanie  Morris                                   CU 15557
                           Glazer, Created 12/15/99, Account No. 5001052                                              CU 16113
-------------------------- --------------------------------------------------------- ----------------------------- -----------------
                           Zealous Partners, LLC                                                      353
-------------------------- --------------------------------------------------------- ----------------------------- -----------------
                           Zealous Trading Partners, L.P.                                             304
-------------------------- --------------------------------------------------------- ----------------------------- -----------------
                           Zodiac Investments, L.P.                                                   183
-------------------------- --------------------------------------------------------- ----------------------------- -----------------
                           Milton C. Ault and Kristine  Louise Larson Joint Account                    61
                           with Right of Survivorship
-------------------------- --------------------------------------------------------- ----------------------------- -----------------


                                       10